UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

FLEXSHOPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc.

December 2, 2024

Item 7.01. Regulation FD Disclosure

On November 27, 2024, FlexShopper, Inc. (Nasdaq: FPAY) (the “Company”) issued a press release announcing the rights offering described below in Item 8.01. A copy of the press release is attached as Exhibit 99.8 to this Current Report on Form 8-K. Exhibit 99.8 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On November 27, 2024, the Company announced a rights offering (the “Rights Offering”), pursuant to which the Company will distribute to holders of record of its common stock, series 1 convertible preferred stock, and series 2 convertible preferred stock, non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase up to 35,000,000 units (the “Units”), at a fixed subscription price. Each Unit will consist of one share of common stock, one series A common stock purchase right (“Series A Right”), one series B common stock purchase right (“Series B Right”) and one series C common stock purchase right (“Series C Right” and, collectively with the Series A Right and Series B Right, the “Series Rights”), with each of the Series Rights entitling the holder to purchase one share of common stock. Shares of common stock and the Series Rights comprising the Units may only be purchased as a Unit but will be issued separately. The maximum number of shares of the Company’s common stock available for issuance in this offering is 70,000,000 shares.

The Rights Offering is being made pursuant a registration statement on Form S-1 (File No. 333-282857) that was filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on November 29, 2024, including the final prospectus, which was filed with the SEC on December 2, 2024, pursuant to Rule 424(b)(3) under the Securities Act.

In connection with the Rights Offering, the Company is filing certain ancillary documents as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement.

On December 2, 2024, in connection with the commencement of the Rights Offering, the Company entered into a Dealer-Manager Agreement with Moody Capital Solutions, Inc., the dealer-manager for the Rights Offering. A copy of the Dealer-Manager Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Dealer-Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer-Manager Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate,” or other comparable terms. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s subsequent Quarterly Reports on Form 10-Q. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Dealer-Manager Agreement, dated December 2, 2024, between the Company and Moody Capital Solutions, Inc.
4.2†	Form of Subscription Rights Certificate for Subscription Rights
4.3†	Form of Subscription Rights Certificate for Series A Rights
4.4†	Form of Subscription Rights Certificate for Series B Rights
4.5†	Form of Subscription Rights Certificate for Series C Rights
99.1	Form of Instructions as to Use of Subscription Rights Certificate
99.2	Form of Instructions as to Use of Series Rights Certificate
99.3	Form of Letter to Stockholders Who Are Record Holders
99.4	Form of Letter to Brokers and Other Nominee Holders
99.5	Form of Broker Letter to Clients Who are Beneficial Holders
99.6	Form of Beneficial Owner Election Form
99.7	Form of Nominee Holder Certification
99.8	Press Release dated November 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Portions of this exhibit (indicated by asterisks) have been redacted in accordance with Item 601(a)(6) of Regulation S-K. This information is not material and disclosure of such information would constitute an unwarranted invasion of personal privacy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: December 2, 2024	By:	/s/ H. Russell Heiser Jr.
		Name:	H. Russell Heiser Jr.
		Title:	Chief Executive Officer

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